NEW COVENANT FUNDS

New Covenant Income Fund
(the "Fund")

Supplement Dated August 30, 2024
to the Prospectus (the "Prospectus"), dated October 31, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, S. Kenneth Leech no longer serves as a portfolio manager for Western Asset Management Company, LLC and Western Asset Management Company Limited, each a sub-adviser to the Fund, and John L. Bellows no longer serves as a portfolio manager for Western Asset Management Company, LLC, a sub-adviser to the Fund. As such, all references to S. Kenneth Leech and John Bellows are hereby deleted from the Prospectus. Additionally, Michael Buchanan is now a portfolio manager for Western Asset Management Company, LLC and Western Asset Management Company Limited.

In the Fund Summary of the Fund, under the heading titled "Management," in the table under the sub-heading titled "Sub-Advisers and Portfolio Managers," in the rows titled "Western Asset Management Company, LLC" and titled "Western Asset Management Company Limited," the following text is hereby added in the appropriate alphabetical order thereof:

Portfolio Manager	Experience with the Fund	Title with Adviser
Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer, Portfolio Manager

Under the section titled "Investment Adviser," the paragraphs related to Western Asset Management Company, LLC and Western Asset Management Company Limited are hereby deleted and replaced with the following:

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Income Fund. A team of investment professionals led by Chief Investment Officer Michael C. Buchanan, CFA and Portfolio Managers, Julien Scholnick, CFA, Mark S. Lindbloom, Frederick R. Marki, CFA, Bonnie M. Wongtrakool, CFA, and Nicholas Mastroianni, CFA, manages the portion of the Income Fund's assets allocated to Western Asset. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005. Mr. Scholnick joined the firm in 2003 and has 26 years of industry experience. Mr. Lindbloom joined the firm in 2005 and has 45 years of industry experience. Mr. Marki joined the firm in 2005 and has 39 years of industry experience. Ms. Wongtrakool joined the firm in 2003 and has 24 years of industry experience. Mr. Mastroianni joined the firm in 2007 and has 16 years of industry experience.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Income Fund. Chief Investment Officer Michael C. Buchanan manages the portion of the New Covenant Income Fund's assets allocated to Western Asset Limited. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1539 (08/24)